Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Earth Search Sciences, Inc. (the "Company") on Form 10KSB for the fiscal year ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry F. Vance, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

Date: April 23 , 2008	/s/ Larry F. Vance
Larry F. Vance
Chief Executive Officer